SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

INTERNATIONAL SMALL-CAP PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the International Small-Cap Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references to Batterymarch Financial Management, Inc. are deleted and replaced with the following: QS Batterymarch Financial Management, Inc.

The “Portfolio Manager and Primary Title with Sub-Adviser” table in the Management subsection is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven A. Lanzendorf, CFA, Head of Active Equity Portfolio Management Strategy and Portfolio Manager	Since 2011
Christopher W. Floyd, CFA, Portfolio Manager	Since Inception